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                                                                   EXHIBIT 10(2)

                            LEASE SUPPLEMENT NO. 1
                            ----------------------



     THIS LEASE SUPPLEMENT NO. 1, dated July 19, 1995, between AMERICAN AIRLINES, INC., a Delaware corporation ("Lessor"), and HAWAIIAN AIRLINES, INC., a Hawaii corporation ("Lessee").


                             W I T N E S S E T H:
                             --------------------

     WHEREAS, Lessor and Lessee have heretofore entered into the Aircraft Lease Agreement dated as of July 5, 1995, (the "Lease Agreement", defined terms used herein are as therein defined), which provides in Section 2 for the execution of a Lease Supplement substantially in the form hereof for the purpose of leasing the First Aircraft under the Lease Agreement on its Delivery Date in accordance with the terms hereof; and

     WHEREAS, the Lease Agreement relates to the airframe and engines described below, and a counterpart of the Lease Agreement is attached to and made a part of this Lease Supplement, and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to Section 2 of the Lease Agreement, the Lessor and Lessee hereby agree as follows:

     1. Lessor hereby delivers and leases to Lessee, and Lessee hereby accepts and leases from Lessor, under the Lease Agreement as hereby supplemented, the McDonnell Douglas DC10-10 aircraft (the "Aircraft") which consists of the following components (which may or may not be attached to each other at the moment of acceptance hereunder):

          (i) airframe: U.S. registration number N171AA; manufacturer's serial no. 46906; and

          (ii) three General Electric CF6-6K engines bearing manufacturer's serial nos. 451433, 451218, and 451286 (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

     2.   The Term for the Aircraft commences on the date of this Lease
Supplement.

     3. The Term shall commence on the date hereof and shall end on January 8, 1996, unless earlier terminated in accordance with the provisions of the Lease Agreement.

     4. Lessee hereby confirms its agreement to pay to Lessor Basic Rent for the Aircraft
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throughout the Term in accordance with Section 3 of the Lease Agreement and to pay Supplemental Rent pursuant to Exhibit E attached to the Lease.

     5. All of the provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement on and as of the date of this Lease Supplement to the same extent as if fully set forth herein.

     6. This Lease Supplement is being delivered in the State of Texas and shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas, including all matters of construction, validity and performance.

     7. This Lease Supplement may be executed in several counterparts, each fully-executed counterparts all of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the counterpart marked as the "Original".

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          IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease
Supplement to be duly executed and delivered as of the date and year first above written.

                                       AMERICAN AIRLINES, INC.


                                             /s/ JEFFERY M. JACKSON
                                       By:   ___________________________________
                                             Jeffery M. Jackson
                                             Vice President - Corporate
                                              Development and Treasurer

                                      -3-
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                                       HAWAIIAN AIRLINES, INC.


                                             /s/ BRUCE R. NOBLES
                                       By:   ___________________________________
                                             Bruce R. Nobles
                                             Chairman, President and
                                               Chief Executive Officer


                                             /s/ RAE A. CAPPS
                                       By:   ___________________________________
                                             Rae A. Capps
                                             Vice President, General Counsel
                                               and Corporate Secretary

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